Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Invest Acquisition Corporation (the “Company”) for the year ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Vikas Mittal, as Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

September 25, 2026	By:	/s/ Vikas Mittal
Vikas Mittal
Chief Executive Officer & Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)